PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                              (Amendment No.   )
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  [   ]     Filed by a Party other than the Registrant

  Check the appropriate box:
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  [   ]     Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
  [ X ]     Definitive Proxy Statement
  [   ]     Definitive Additional Materials
  [   ]     Soliciting Material Pursuant to sec. 240.14a-11(c) or sec.
            240.14a-12

                             SEPRAGEN CORPORATION
               (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than Registrant)

  Payment of Filing Fee:
  [ X ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
            6(j)(2) or Item 22(a)(2) of Schedule 14A.
  [   ]     $500 per each party to the controversy pursuant to Exchange Act
            Rule 14a-6(i)(3).
  [   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
            and 0-11.
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
                               SEPRAGEN CORPORATION
                              30689 Huntwood Avenue
                            Hayward, California 94544

                   NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

          The 1996 Annual Meeting of Shareholders of Sepragen Corporation (the "Company") will be held at the principal offices of the Company at 30689 Huntwood Avenue, Hayward, California 94544, on June 28, 1996 at 3:30 p.m., Pacific Standard Time, for the following purposes:

               1. To elect a Board of Directors for the ensuing year (the Board has nominated Vinit Saxena, Armin Ramel, Werner Kofod Nielsen and Robert Leach);

               2. To approve the 1996 Stock Option Plan in the form attached hereto and the issuance of stock options to officers and directors of the corporation pursuant to said plan;

               3. To consider and act upon a proposal to approve the appointment of Coopers & Lybrand L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 1996; and

               4. To transact such other business as may properly come before the meeting or any adjournments thereof.

          The stock transfer books of the Company will not be closed, but only holders of Common Stock of record at the close of business on May 31, 1996 will be entitled to vote at the meeting.

          Your proxy is enclosed. You are cordially invited to attend the meeting, but if you do not expect to attend, or if you plan to attend but desire the proxyholder to vote your shares, please date and sign your proxy and return it in the enclosed postage paid envelope. The giving of this proxy will not affect your right to vote in person in the event you find it convenient to attend.

                                   For the Board of Directors,
                                   /s/ Vinit Saxena
                                   Vinit Saxena
                                   Chairman of the Board and
                                   Chief Executive Officer

     June 14, 1996
                               SEPRAGEN CORPORATION

                              30689 Huntwood Avenue
                            Hayward, California 94544

                                 PROXY STATEMENT

                        FOR 1996 ANNUAL MEETING TO BE HELD

                                  June 28, 1996

          Your proxy is solicited on behalf of the Board of Directors of Sepragen Corporation (the "Company") for use at the annual meeting of shareholders to be held at 3:30 p.m., Pacific Standard Time, on June 28, 1996 at the principal offices of the Company, 30689 Huntwood Avenue, Hayward, California 94544. If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares will be voted for the election of the four nominees for Director named herein, for the approval of the 1996 Stock Option Plan and issuance of stock options to the identified officers and directors, and for the approval of Coopers & Lybrand L.L.P. as the Company's independent accountants for the fiscal year ending June 30, 1996. Votes will be tallied by an inspector of election at the annual meeting. Pursuant to state law and the bylaws of the Company, abstentions and broker no-votes will have the same effect as votes against any proposals presented at the meeting. However, an affirmative vote that does not specify the number of affirmative votes and abstentions will be presumed to be all affirmative votes. A proxy given by a shareholder may be revoked at any time before it is exercised by notifying the Secretary of the Company in writing of such revocation, by giving another proxy bearing a later date or by voting in person at the meeting.

          The cost of this solicitation of proxies will be borne by the Company. Solicitations will be made by mail. In addition, the officers and regularly engaged employees of the Company may, in a limited number of instances, solicit proxies personally or by telephone. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy materials to beneficial owners of Class A, B and E Common Stock of the Company. June 14, 1996, is the approximate date on which this proxy statement is first being sent to shareholders.

          The Company's Annual Report including financial statements for its fiscal year ended December 31, 1995 is being mailed to all shareholders concurrently herewith. The Annual Report is not part of the proxy materials.

          Holders of Common Stock of record at the close of business on May 31, 1996 will be entitled to vote at the meeting. There were 2,070,00 shares of Class A Common Stock, 786,431 shares of Class B Common Stock and 1,209,894 shares of Class E Common Stock outstanding at that time. Each share of Class A Common Stock is entitled to one vote and each share of Class B and E Common Stock is entitled to five votes. A majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the meeting. Shareholders have cumulative voting rights in the election of Directors. Under the cumulative voting method a shareholder may multiply the number of shares owned by the number of Directors to be elected and cast this total number of votes for any one candidate or distribute the total number of votes in any proportion among as many candidates as the shareholder desires. A shareholder may not cumulate his or her votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and unless a shareholder has given notice at the meeting prior to the voting of his or her intention to cumulate his or her votes. If any shareholder gives such notice, all shareholders may then cumulate their votes.

                              ELECTION OF DIRECTORS

          The Company's Directors are elected annually to serve until the next annual meeting of shareholders and thereafter until their successors are elected. The number of Directors presently authorized by the Bylaws of the Company is five. Unless otherwise directed by shareholders, the proxyholder will vote all shares represented by proxies held by him for the election of the maximum number of the following nominees, all of whom are now members of and constitute the Company's Board of Directors. The Company is advised that all of the nominees have indicated their availability and willingness to serve if elected. In the event that any nominee becomes unavailable or unable to serve as a Director of the Company prior to the voting, the proxyholder will vote for a substitute nominee in the exercise of his best judgment.

          The following table sets forth the name and age of each nominee, the year in which each nominee first became a Director of the Company, other offices and positions, if any, which each nominee holds with the Company or his or her principal occupation, and the names of other publicly held companies of which each nominee serves as a director:

     Name, Offices and Position                             First
     with the Company or Principal                          Became a
     Occupation and Directorships                      Age  Director

     Vinit Saxena                                      40   1985
     President, Chief Executive Officer, Chief
          Financial Officer, Chairman of the Board and Director of the Company since 1985.
          He is the inventor of the Company's
          original radial flow chromatography
          technology.  His background includes
          several years as a biochemical engineer, product marketing manager, and most recently as a product marketing manager for industrial chromatography with Bio-Rad
          Laboratories (from 1980-1984) and a
          manager of production and bioengineering for Bio-Response (now Baxter Healthcare)
          (from 1984-1985).  Mr. Saxena has an M.S.
          in Chemical Engineering from Syracuse
          University and an M.B.A. from the
          University of California at Berkeley.  Mr.
          Saxena also serves as a director of Scan
          Incorporated of Mountain View, California, a privately-held artificial intelligence medical imaging company.

     Armin Ramel*                                      70   1986
     Director of the Company in September 1986 and was elected as Secretary of the Company as of October 1, 1995. He has been employed since July 1993 as Vice President of
          Product Development of Scios Nova Inc., a publicly-held biotechnical company. From
          November 1982 to June 1993, Dr. Ramel was employed by Genentech, his last position there being Senior Director of the Process
          Science Division from April 1991 to June
          1993.  From 1969 to October 1982, Dr.
          Ramel was employed in various positions at Hoffmann - La Roche, Inc., his last position there being Director of the Biopolymer Research Department from 1977, to October 1982. Prior to 1969, he was a professor at the University of Basel, Switzerland and State University of New
          York at Buffalo.  Dr. Ramel holds a Ph.D.
          in physical chemistry from the University of Basel.

     Werner Nielsen*                                   50   1992
     Director of the Company in December 1992. He has been employed since 1986 as a Technical Director by APV Pasilac AS
          ("APV"), a Danish subsidiary of APV plc
          that constructs processing facilities for the food, beverage and dairy industry.
          Mr. Nielsen was appointed Technical
          Director of APV's Liquid Food Division in
          1992. From 1970 to 1985, Mr. Nielsen was employed in various positions by The
          Danish Sugar Corporation A/S, his last
          position there being Vice President in
          charge of membrane filtration.  Mr.
          Nielsen received an M.Sc. in Chemistry
          from The Technical University of Denmark in 1970.

     Robert Leach*                                     52   1995
     Director of the Company since October 1, 1995.
          Since 1992, Mr. Leach has been involved in consulting and management responsibilities for four start-up technology development stage companies. Since September 1995, he has been the Chief Operating Officer of the U.C.S.D CONNECT Program in Technology and Entrepreneurship. Prior to the
          CONNECT position, Mr. Leach's activities included: (i) Hemagen Pfc/Ltd. of San
          Francisco, California, a company engaged in development of drug delivery and diagnostic imaging technology, where Mr.
          Leach served as President from July of
          1992 to February of 1993; (ii) Chromaxome
          Corporation of San Diego, California, a
          company developing chemical agents from
          natural oceanic sources for application to the drug industry, where Mr. Leach has been Chairman of the Board since March of 1995; (iii) Synzyme Corporation of Irvine,
          California, a company engaged in
          developing products for the detoxification of blood substitutes where Mr. Leach served as Chief Executive Officer from July of 1994 to December of 1994; and (iv)
          Exogene Corporation of Monrovia,
          California, a company researching
          metabolic engineering technology, where
          Mr. Leach served as Chief Executive
          Officer and Chairman of the Board from
          February of 1993 to March of 1994.  Mr.
          Leach was retained to facilitate a
          restructuring or sale of Exogene
          Corporation.  The assets of Exogene
          Corporation were acquired by Parnassus,
          Inc. in March of 1994 and Mr. Leach
          resigned as an officer and director in
          March of 1994.  Subsequent to his
          resignation, Parnassus, Inc. filed for
          protection under Chapter 7 of the
          Bankruptcy Code in September 1994 and
          Exogene Corporation filed for bankruptcy protection under Chapter 7 of the Bankruptcy Code in December 1994. From
          1990 to 1992, Mr. Leach was President and
          Chief Executive Officer of Genencor
          International of Rochester, New York, the second largest worldwide enzyme producer.
          From 1982 through 1990, Mr. Leach was
          President and Chief Executive Officer of
          Genencor, Inc. of South San Francisco,
          California, a company involved in
          producing non-drug recombinant DNA
          products and the development of protein
          engineering techniques.  Genencor, Inc.
          was acquired by Eastman Kodak Company and Cultor, Ltd. in 1990. Mr. Leach has a BS degree in Chemistry and an MBA from Pennsylvania State University and is a member of the American Chemical Society, the American Institute of Chemical
          Engineers, and is a former chairman of the California Biotechnology Association. Mr.
          Leach also serves on the Board of
          Directors of Genomyx Corporation of Foster
          City, California, since 1988, a company
          engaged in manufacturing sequencing
          instrumentation for the biotechnology
          industry.


     *    Member of the Compensation Committee and Audit Committee.


                     OTHER EXECUTIVE OFFICERS OF THE COMPANY

     QUIRIN MIRANDA                                    56   n/a
     Vice President of Corporate Research of the
          Company since October 1991.  From February
          1989 until December 1990, he co-founded
          and served as President of Food Services
          Corporation, a research company involved in developing microbiological processes for removing cholesterol from various foods. During his association with Food
          Services Corporation, Dr. Miranda
          developed an enzyme-based technology to
          remove cholesterol from food products.
          Dr. Miranda was elected as a fellow of the American Academy of Microbiology in 1979.
          Dr. Miranda has over 20 years experience in product development in the pharmaceutical and diagnostic industries during which time he was associated with Schering-Plough, Organon Diagnostics, IDT
          (a division of Boehringer Ingelheim),
          International Immunoassay Laboratories,
          and DDI Pharmaceuticals.  He has a Ph.D.
          in microbiology from the Victoria
          University of Manchester in the United
          Kingdom. Dr. Miranda is a Fellow of the American Academy of Microbiology and the American Institute of Chemists.


          Mr. H. Michael Schneider resigned as secretary and director of the Company effective October 1, 1995 to devote more time to his other business interests. Allan Waitz, Ph.D. resigned as a director of the Company also effective October 1, 1995 to devote more time to both personal and business interests. Pursuant to the bylaws of the Company, and in order to fill one of the vacancies on the Board of Directors, the Board of Directors elected Robert Leach to serve on the Board of Directors of the Company until a successor has been duly elected and qualified.

          The Company has one vacancy on the Board of Directors, which vacancy will be filled by either a vote of the shareholders at a special shareholders meeting or by approval of the Board of Directors prior to the Company's annual meeting in June of 1996. As of this date, no candidates have been nominated for the director's position by management or any shareholder. The Board of Directors has filled the position of corporate secretary created by the resignation of H. Michael Schneider by appointing Dr. Armin Ramel, a director of the Company, to also serve as secretary of the Company.

          The Company is currently seeking to employ a Vice President of Manufacturing, Vice President of Marketing and Sales and Chief Financial
     Officer.   Although the Company has had discussions regarding such
     employment with certain individuals, no assurance can be given that the Company will be able to employ any of these or other individuals for these positions.

          All directors hold office until the next annual meeting of shareholders and the election and qualification of their successors. Directors receive compensation for serving on the Board of Directors as described below. Pursuant to the Underwriting Agreement with Blair, the Company is required to appoint a nominee of Blair to the Board of Directors for a period of five years from March 23, 1995. Blair has not yet selected such a designee.

          The Company has established audit and compensation committees, a majority of whose members must be non-employee directors. Dr. Ramel, Mr. Leach and Mr. Nielson serve on the audit and compensation
     committees.   Officers are elected annually by the Board of Directors
     and serve at the discretion of the Board (and in the case of Mr. Saxena and Dr. Miranda, pursuant to their employment agreements).

          The Audit Committee of the Board of Directors recommends accounting policies to the Board, meets annually with the Company's independent auditors and oversees generally the financial controls and practices of the Company. The Compensation Committee, makes recommendations to the Board with regard to compensation of directors, officers and other key employees of the Company.

          At the present time, the Company has no standing nominating committee of the Board of Directors and nominations are made by and through the Executive Committee. During fiscal 1995, the Board of Directors held five meetings and one Audit committee meeting. Each Director attended at least 75% of the Board and committee meetings held during the term of their office, except for Werner Nielsen who attended one meeting.

     Indemnification

          Pursuant to the Company's Articles of Incorporation, as amended, Bylaws and certain written agreements dated October 27, 1994, officers and directors of the Company will be indemnified by the Company to the fullest extent allowed under California law for claims brought against them in their capacities as officers or directors. The Company has elected not to obtain directors' and officers' liability insurance at this time. No assurance can be given that the Company will be able to obtain such insurance at a price the Board of Directors determines is reasonable. Indemnification will not be provided if the officer or director does not act in good faith and in a manner reasonably believed to be in the best interests of the Company, or, with respect to any criminal proceedings, if the officer or director had no reasonable cause to believe his conduct was lawful. Accordingly, indemnification may be sought for liabilities arising under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and may, therefore, be unenforceable.

     Compensation of Directors

          Members of the Board of Directors who are not employees of the Company will receive an annual cash fee of $3,000 plus $500 for each meeting of the Board of Directors and any of its committees attended by such director, and will also be entitled to reimbursement of reasonable expenses incurred in attending such meetings.




                              1996 STOCK OPTION PLAN

          The Directors of the Company have directed that the proposal to approve the Company's 1996 Stock Option Plan attached hereto and incorporated by reference as Exhibit A (the "1996 Plan") and related issuance of stock options to officers and directors of the corporation pursuant to said plan be submitted for shareholder authorization at the Company's 1996 annual meeting.

          The 1996 Plan provides for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs") to certain employees, officers, directors, consultants and agents of the Company. The purpose of the 1996 Plan is to attract and retain qualified employees, agents, consultants, officers and directors. At May 20, 1996, the Company had 21 full-time employees and one part-time employee.

          The total number of shares of Class A Common Stock with respect to which options may be granted under the 1996 Plan is 250,000 of which a maximum of 100,000 shares may be granted to directors and executive officers of the Company. The shares subject to, and available under, the 1996 Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose.
     Any shares subject to an option that terminates, expires or lapses for any reason, and any shares purchased upon exercise of an option and subsequently repurchased by the Company pursuant to the terms of the option, become available for grant under the 1996 Plan. As of May 20, 1996, the average of the highest and lowest bid prices of a share of Class A Common Stock as reported on the NASDAQ SmallCap market was $3.50 per share.

          The 1996 Stock Option Plan is administered by the Board of Directors of the Company, which determines, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs or NQSOs, or a combination thereof, and the number of shares of Common Stock to be subject to such options. The Board may, in its discretion, delegate its power, duties and responsibilities under the 1996 Plan to a committee consisting of two or more directors who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act. The exercise price for ISOs must be at least 100% of the fair market value per share of Common Stock on the date of grant, as determined by the Board. ISOs are not transferable other than by will or the laws of descent and distribution. NQSOs may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative.

          Options may be exercisable for a term determined by the Board, which may not be less than one year or greater than 10 years from the date of grant. No options may be granted under the 1996 Plan later than 10 years after the 1996 Plan's effective date as of the date of shareholder approval. ISOs are not transferable other than by will or the laws of descent and distribution. NQSOs may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative. Options may be exercised only while the original optionee has a relationship with the Company which confers eligibility to be granted options or within 90 days after termination of such relationship with the Company, or up to six months after death or total and permanent disability. In the event the Company terminates such relationship between the original optionee and the Company for cause (as defined in the 1996 Plan), all options granted to the optionee terminate immediately. In the event of certain basic changes in the Company, including a change in control of the Company (as defined in the 1996
     Plan), at the discretion of the Board, the Board may make certain adjustments to the outstanding stock options.

          The 1996 Plan contains certain limitations applicable only to ISOs granted thereunder to satisfy specific provisions of the Code. For example, the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year may not exceed $100,000. In addition, if an optionee owns more than 10% of the Company's stock at the time the individual is granted an ISO, the exercise price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years.

          Options may be paid for in cash, by check or, in certain instances, by delivering an assignment of shares of Common Stock having a value equal to the option price, or any combination of the foregoing, as stipulated in the option agreement entered into between the Company and the optionee. At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the 1996 Plan.

          The Board may modify, suspend or terminate the 1996 Plan; provided, however, that certain material modifications affecting the 1996 Plan must be approved by the shareholders, and any change in the 1996 Plan that may adversely affect an optionee's rights under an option previously granted under the 1996 Plan requires the consent of the optionee.

          Neither the receipt nor the exercise of an ISO is a taxable event, and if the optionee does not dispose of stock acquired under an ISO prior to the expiration of the requisite holding periods, any gain resulting from the sale of the stock is long term capital gain. In such case, the Company is not entitled to any tax deduction with respect to the grant or the exercise of the option. However, the amount by which the fair market value of shares at the time of exercise of the option exceeds the option price will constitute an item of tax preference for purposes of the alternative minimum tax. The statutory holding period is at least two years from the date the ISO is granted and one year from the date the optionee receives his shares of Common Stock pursuant to the exercise. If the stock is disposed of before the end of the statutory holding period, the lesser of the difference between the exercise price and the fair market value of the stock on the date of exercise or the total amount of gain realized on the sale must be reported by the optionee as ordinary income and the Company is entitled to a tax deduction for that amount. The remaining gain, if any, is taxed to the optionee as long or short term capital gain.

          The receipt of a NQSO issued under the 1996 Plan will not result in any taxable income to the optionee or a tax deduction to the Company at the time the option is granted. Generally, the optionee will recognize ordinary income at the time the NQSO is exercised in an amount equal to the excess of the fair market value on the date of exercise of the shares received over the exercise price, and the Company will be entitled to a tax deduction of an equal amount in the year the optionee recognizes such income. The optionee will have a tax basis for his shares equal to their fair market value at the time the optionee recognizes ordinary income and any additional gain or loss recognized by the option on disposition of the shares will generally be a short or long term capital gain or loss and will not result in any additional tax deduction to the Company.

          To become effective, the 1996 Plan requires the affirmative vote of a majority of votes cast by the Common Stock of the Company represented at the meeting in person or by proxy.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1996 STOCK OPTION PLAN.

          The Board has proposed to the shareholders of the Company the 1996 Stock Option Plan which reserves up to 100,000 shares under the Plan for issuance to the officers and directors of the Company.

                                NEW PLAN BENEFITS
                              1996 Stock Option Plan

     Name and Title           Dollar Value(1)          Units

     All directors and current
     executive officers as a group   $350,000        100,000
                                                   (maximum)
     All employees, as a group       $875,000        250,000
                                        (less shares granted
                                 to officers and directors.)

     (1) Based on per share exercise price of $3.50.

     Securities Ownership

          The following table sets forth certain information as to the beneficial ownership of the Company's Common Stock as of March 29, 1996 of: (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director of the Company and (iii) all officers and directors of the Company as a group.



                                   Number
                                of Shares
     Name and Address of       of Class A  Percentage of
     Beneficial Owner        Common Stock   Common Stock   Percentage
                             Beneficially    Beneficially   of Voting
     or Number in Group         Owned (1)       Owned (1)       Power

     Vinit Saxena (2)             937,049           20.5%       35.5%
        30689 Huntwood Avenue
        Hayward, CA 94544
     Michael Schneider (3)      1,106,698           24.2%       31.2%
        2081 Bay Road
        East Palo Alto, CA 94303
     Armin Ramel, Ph.D. (4)        52,997            1.2%         n/a
        4 Sandstone
        Portola Valley, CA 94028
     Werner Kofod Nielsen (5)       2,246             (6)         n/a
       APV Pasilac AS
       2, Europlads
       DK - 8100 Aarhus C, Denmark
     Quirin Miranda (7)            16,984             .4%         n/a
        30689 Huntwood Avenue
        Hayward, CA 94544
     All directors and
       executive officers as
       a group (5 in number)    2,115,974           46.3%       66.7%


     (1) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Common Stock indicated below. Beneficial ownership is calculated in accordance with Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended. The Company has three classes of equity securities outstanding, Class A, Class B and Class E Common Stock. Amounts and percentages do not include shares of Class A Common Stock issuable upon the exercise of options which are not exercisable within 60 days of the date of this statement. See "1994 Stock Option Plan."
     (2) Amounts and percentages include (i) 296,281 shares of Class B Common Stock and 455,826 shares of Class E Common Stock each of which are convertible into one share of Class A Common Stock (each share of Class B and E Common Stock has five votes per share); (ii) vested options to purchase 178,324 shares of Class A Common Stock granted under the Company's 1994 Stock Option Plan; (iii) vested options to purchase 983 shares of Class B Common Stock and 1,512 shares of Class E Common Stock at an exercise price of $3.00 per share and 997 shares at $10.00 per share and (iv) vested options to purchase 2,625 shares of Class A Common Stock held by Renu Saxena, an employee of Sepragen and the spouse of Vinit Saxena; and (v) 14,984 shares owned jointly by Renu Saxena and Rakesh Chabra (Renu Saxena's brother). See "1994 Stock Option Plan." The Company has a right to repurchase shares from Mr. Saxena upon exercise of certain options. See "Certain Relationships and Related Transactions--Founder's Stock Repurchase Agreement."
     (3) Amounts and percentages include (i) 75,432 shares of Class B Common Stock and 116,051 shares of Class E Common Stock; (ii) 262,051 shares of Class B Common Stock and 403,164 shares of Class E Common Stock beneficially owned by Mr. Schneider or by Romic Environmental Technologies Corporation, of which Mr. Schneider is Chairman of the Board and a principal shareholder, (iii) 150,000 shares issuable under an option held by Romic, and (iv) 50,000 Class A Warrants. See "Management" and "Certain Relationships and Related Transactions--Relationship with Romic Environmental Technologies Corporation."
     (4) Amounts and percentages include 25,000 Class A Warrants and vested options to purchase 2,997 shares of Class A Common Stock granted under the Company's 1994 Stock Option Plan.
     (5) Amounts and percentages include: (i) shares issuable upon exercise of vested options to purchase 885 shares of Class B Common Stock and 1,361 shares of Class E Common Stock at an exercise price of $10.00 per share.
     (6)  Less than .1%.
     (7) Amounts and percentages include vested options to purchase 16,984 shares of Class A Common Stock granted under the Company's 1994 Stock Option Plan.


                              EXECUTIVE COMPENSATION

     Employment Agreements

          On August 30, 1994, the Company entered into employment agreements with Mr. Vinit Saxena as its President and Chief Executive Officer, and Dr. Q. R. Miranda its Vice President of Corporate Research. The agreements are for a six-year term in the case of Mr. Saxena and a three-year term in the case of Dr. Miranda. Mr. Saxena and Dr. Miranda are to receive salaries of $125,000 and $90,000 per annum, respectively, with annual adjustments for inflation, plus bonuses up to $25,000 and $18,000 per annum, respectively. Such compensation may be increased and bonuses may be given upon the approval of the Board of Directors of the Company. Mr. Saxena and Dr. Miranda have each agreed to devote their full time and efforts to their employment with the Company. Each of them will be entitled to participate in employee benefit plans.

          The Company has the right to terminate either agreement for cause or as a result of death or permanent disability. Except in the case of termination for cause, upon early termination of their agreements, Mr. Saxena and Dr. Miranda will be entitled to receive their salary plus fringe benefits for a period of 36 months and 12 months, respectively, from the date of termination and any bonuses prorated through the date of termination, so long as they do not violate the nondisclosure and nonsolicitation provisions of their agreements; provided, however, any salary and benefits to be received after termination will be reduced by any salary and benefits such persons receive from any successor position during the post-termination payment periods.

          Mr. Saxena and Dr. Miranda have agreed not to disclose to anyone confidential information of the Company during the term of their employment or thereafter and will not compete with the Company during the term of their employment. All work, research and results thereof, including, without limitation, inventions, processes or formulae, conceived or developed by Mr. Saxena or Dr. Miranda during the term of employment which are related to the business, research, and development work or field of operation of the Company shall be the property of the Company.

     Key-Person Life Insurance

          The Company has obtained key-person life insurance coverage in the face amount of $2,000,000 on both Mr. Saxena and Dr. Miranda naming the Company as beneficiary under such policies. The Company has agreed with Blair to maintain such policies in force for at least three years from March 23, 1995.

     1994 Stock Option Plan

          On August 30, 1994, the Board of Directors and the shareholders of the Company adopted and approved the 1994 Stock Option Plan. The 1994 Stock Option Plan provides for the grant of incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs") to certain employees, officers, directors, consultants and agents of the Company. The purpose of the 1994 Stock Option Plan is to attract and retain qualified employees, agents, consultants, officers and directors.

          The total number of shares of Class A Common Stock with respect to which options may be granted under the 1994 Stock Option Plan is 400,000. The shares subject to, and available under, the 1994 Stock Option Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. Any shares subject to an option that terminates, expires or lapses for any reason, and any shares purchased upon exercise of an option and subsequently repurchased by the Company pursuant to the terms of the options, become available for grant under the 1994 Stock Option Plan.

          The 1994 Stock Option Plan is administered by the Board of Directors of the Company, which determines, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs or NQSOs, or a combination thereof, and the number of shares of Class A Common Stock to be subject to such options. The Board may, in its discretion, delegate its power, duties and responsibilities under the 1994 Stock Option Plan to a committee consisting of two or more directors who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Exchange Act. The exercise price for ISOs must be at least 100% of the fair market value per share of Class A Common Stock on the date of grant, as determined by the Board. ISOs are not transferable other than by will or the laws of descent and distribution. NQSOs may be transferred to the options spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative.

          Options may be exercisable for a term determined by the Board, which may not be less than one year or greater than 10 years from the
     date of grant.   No options may be granted under the 1994 Stock Option
     Plan later than 10 years after the 1994 Stock Option Plan's effective date of August 30, 1994. ISOs are not transferable other than by will or the laws of descent and distribution. NQSOs may be transferred to the optionee's spouse or lineal descendants, subject to certain restrictions. Options may be exercised during the holder's lifetime only by the holder or his or her guardian or legal representative. Options may be exercised only while the original optionee has a relationship with the Company which confers eligibility to be granted options or within 90 days after termination of such relationship with the Company, or up to six months after death or total and permanent disability. In the event the Company terminates such relationship between the original optionee and the Company for cause (as defined in the 1994 Stock Option Plan), all options granted to the optionee terminate immediately. In the event of certain basic changes in the Company, including a change in control of the Company (as defined in the 1994 Stock Option Plan), at the discretion of the Board, the Board may make certain adjustments to the outstanding stock options.

          The 1994 Stock Option Plan contains certain limitations applicable only to ISOs granted thereunder to satisfy specific provisions of the Code. For example, the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year may not exceed $100,000. In addition, if an optionee owns more than 10% of the Company's stock at the time the individual is granted an ISO, the exercise price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years.

          Options may be paid for in cash, by check or, in certain instances, by delivering an assignment of shares of Class A Common Stock having a value equal to the option price, or any combination of the foregoing, as stipulated in the option agreement entered into between the Company and the optionee. At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an option granted under the 1994 Stock Option Plan.

          The Board may modify, suspend or terminate the 1994 Stock Option Plan; provided, however, that certain material modifications affecting the 1994 Stock Option Plan must be approved by the shareholders, and any change in the 1994 Stock Option Plan that may adversely affect an options rights under an option previously granted under the 1994 Stock Option Plan requires the consent of the optionee.

          As of March 15, 1996, the Company had the following outstanding options to purchase shares of Class A Common Stock at $5.00 per share to the following directors and executive officers. The option granted to Mr. Leach becomes exercisable at the rate of 25% over four years beginning October 20, 1996 and expires October 20, 2000. All other options vested and became fully exercisable on July 1, 1995 and remain exercisable until March 23, 2005 as long as the optionee remains as a director, officer or employee with the Company. Dr. Miranda's and Mr. Leach's options are ISOs; the other options shown are NQSOs.

                                       Number of Shares
                   Name
                                      Subject to Option

                   Mr. Saxena    .....       178,324
                   Dr. Ramel   ............... 2,997
                   Dr. Miranda   .............16,984
                   Robert Leach  .............10,000

                          Total    ..........208,305

          During 1995, the Company also granted incentive stock options to purchase 182,425 shares of Class A Common Stock to 26 employees who are not executive officers or directors of the Company at exercise price of $5.00 per share.

     Outstanding Stock Options

          In addition to the shares of Class A Common Stock with respect to which options may be granted under the Company's 1994 Stock Option Plan, the Board of Directors of the Company has granted nonqualified options to various investors and current and former directors, employees, scientific advisors and consultants to the Company to purchase an aggregate of 72,895 shares of Class B Common Stock and 112,140 shares of Class E Common Stock at a weighted average exercise price of $5.51 per share, of which options covering 70,997 shares of Class B Common Stock and 109,221 shares of Class E Common Stock shares were vested as of March 15, 1996 with a weighted average exercise price of $5.39 per share

     401(k) Profit Sharing Plan

          In 1995, the Company adopted a 401(k) profit sharing plan under which employees may defer a portion of their salary. The Plan did not become effective until 1996 and no deferrals or contributions were made in 1995.

     Summary Compensation Table

          The following table sets forth all compensation paid for the past three fiscal years to the chief executive officer and to executive officers whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1995.
            Annual Compensation            Long Term Compensation
     (a)                        (b)        (c)      (d)       (g)
                                                       Securities
                                                       underlying
     Name and Principal                 Salary           Options/
     Position                  Year     (1)(2)    Bonus   SARs(#)

     Vinit Saxena,
     President, Chief
     Executive Officer         1995   $118,044  $25,000   178,324
     and Chief                 1994    $67,018       --        --
     Financial Officer         1993    $64,116       --        --

     Quirin Miranda
     Vice President            1995    $88,867  $18,000    16,984
     of Corporate              1994    $50,999       --        --
     Research                  1993    $46,000       --        --

     (1) Includes all amounts paid or accrued. On August 30, 1994, Mr. Saxena waived all rights to deferred salary of approximately $40,000. As of April 1995, Mr. Saxena's base salary increased to $125,000 per year under his new employment agreement. See "Employ-ment Agreements."
     (2) Includes health insurance costs for Mr. Saxena and his family in the amounts of $7,866, $7,018 and $5,929 during 1993, 1994 and
          1995, respectively.
     (2) Includes health insurance costs for Mr. Miranda and his family in the amounts of $5,600, $5,999 and $6,944 during 1993, 1994 and
          1995, respectively.


     Option/SAR Grants in Last Fiscal Year 1995

                         Individual Grants
     (a)                  (b)              (c)      (d)        (e)
                                       Percent     Exer
                                      of Total     cise
                                       Options
                                          SARs       or
                      Options       granted to     base     Expira
                        /SARs     employees in    price       tion
     Name             Granted      fiscal year   ($/Sh)       date

     Vinit Saxena
     President,
     Chief Executive
     Officer, Chief
     Financial Officer
     & Chairman
     of the Board(1)  178,324              44%    $5.00    3/23/05

     Quirin Miranda
     Vice President
     and Director(1)   16,984               4%    $5.00    3/23/05


     (1)  Options authorized on March 23, 1995 and exercisable on July 15,
     1995.


     Aggregated Option/SAR Exercises in Last Fiscal Year 1995 and
     1995 Fiscal Year-End Option/SAR Values
     (a)                        (b)         (c)          (d)            (e)
                                                    Number of      Value of
                                                   Securities        Unexrd
                                                   Underlying       In-the-
                                                  Unexercised         Money
                             Shares                   Options       Options
                           Acquired       Value      /SARs at      /SARs at
                        on Exercise    Realized     FY-End(#)     FY-End($)
     Name                    (#)(1)        ($)     UnexExrble   Unex Exrble

     Vinit Saxena
     President, Chief
     Executive Officer,
     Chief Financial
     Officer & Chairman
     of the Board                0          $0     -- 178,324     $0  $0(1)

     Quirin Miranda
     Vice President
     and Director                0          $0     --  16,984     $0  $0(1)


     (1) Based on market value of $3.50 per share of Class A Common Stock as of March 20, 1996.

          In the last three fiscal years, the Company has not paid or awarded any other stock awards, options, stock appreciation rights, or other long term incentive plan compensation to the executive officers named above.

          The Company has no other retirement, pension, profit sharing or similar program at the present time. The creation of any such program will be at the discretion of the Board of Directors of the Company. The Board of Directors may adopt such employee benefit and executive compensation plans in the future as it deems advisable and consistent with the best interests of the shareholders and the financial condition and potential of the Company.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Founder's Stock Repurchase Agreement

          In 1986, the Company entered into a Founder's Stock Repurchase Agreement (the "Founder's Agreement") with Vinit Saxena, the President, Chief Financial Officer, Chairman of the Board, and a principal shareholder of the Company. The purpose of the Founder's Agreement was to serve as an anti-dilution provision for the benefit of those investors who purchased shares of Common Stock or acquired stock options covering shares of Common Stock during the term of the Agreement's effectiveness.
          By its terms, the Founder's Agreement lapsed on March 10, 1989. However, pursuant to the terms of a Covenant for the Benefit of Investors dated March 10, 1989, the Company has a continuing right to repurchase certain shares of Common Stock held by Mr. Saxena upon the exercise of stock options granted to certain present and former employees by the Company during the period that the Founder's Agreement was in effect. As of the date of this Prospectus, the continuing right of the Company to repurchase such shares covers 1,494 shares of Class B Common Stock and 2,298 shares of Class E Common Stock, for a total of 3,792 shares, at a repurchase price of $.033 per share.

     Relationship with Romic Environmental Technologies Corporation

          During 1991 and 1992, Romic advanced the Company the use of an employee, whose services were valued by the Company at $100,000, and loaned the Company $225,000. In 1992, the Company converted the in-kind advance into 13,118 shares of Class B Common Stock and 20,182 shares of Class E Common Stock at $3.00 per share and converted the $225,000 loan into 17,710 shares of Class B Common Stock and 27,246 shares of Class E Common Stock at $5.00 per share. In 1992, Romic also purchased 5,903 shares of Class B Common Stock and 9,081 shares of Class E Common Stock at $10.01 per share. The founder and Chairman of the Board of Romic is
     H. Michael Schneider, former secretary, former director and a shareholder of the Company. The President of Romic is Peter D. Schneider, a shareholder of the Company and the son of H. Michael Schneider. See "Security Ownership."

          In 1993, Romic purchased an additional 5,903 shares of Class B Common Stock and 9,081 shares of Class E Common Stock at $10.01 per share. In 1993, to cover operating expenses, the Company borrowed $727,000 from Romic pursuant to an unsecured promissory note bearing interest at 10% per annum.

          On March 23, 1995, the Company issued Romic 57,224 shares of Class B Common Stock and 88,039 shares of Class E Common Stock in exchange for cancellation of outstanding indebtedness in the principal amount of $727,000 and accrued interest of $67,909 thereon owed by the Company to Romic. As additional consideration for the cancellation of such indebtedness and accrued interest on such indebtedness, on March 23, 1995, the Company granted Romic an option to purchase 59,090 shares of Class B Common Stock and 90,910 shares of Class E Common Stock at $5.50 per share. The option is immediately exercisable and terminates February 15, 2000.

          Pursuant to management and consulting agreements with Romic, the Company and Romic developed certain uses of radial flow chromatography columns in the environmental remediation field. On April 11, 1995, Romic assigned all rights to such technology, including pending patent applications, to the Company.

     Bridge Financing

          In July 1994, H. Michael Schneider and Armin Ramel loaned the Company $100,000 and $50,000, respectively (together, the "Shareholder Loans"). The Shareholder Loans were made to the Company to pay a portion of the expenses of this offering and for working capital purposes and bore interest at the rate of 10% per annum. Upon the closing of the Private Placement in November 1994, the Shareholder Loans were exchanged for Bridge Notes of the same principal amount and warrants to purchase 75,000 shares of Class A Common Stock, of which Messrs. Schneider and Ramel received warrants to purchase 50,000 shares and 25,000 shares, respectively. Upon the closing the IPO, such warrants were automatically convert into an aggregate of 75,000 Selling Securityholders' Warrants. The Company repaid the principal and interest on the Bridge Notes upon the closing of the IPO. See "Security Ownership.

                             INDEPENDENT ACCOUNTANTS

          The Directors of the Company have directed that management's pro-posal to engage Coopers & Lybrand L.L.P. to act as its independent accountants for the fiscal year ending December 31, 1996 be submitted for shareholder authorization at the Company's 1996 annual meeting. Coopers & Lybrand L.L.P. acted for the Company in such capacity for the fiscal year ended December 31, 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

          Shareholder proposals intended to be presented at the 1997 annual meeting must be received at the Company's principal office no later than February 14, 1997 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                  OTHER BUSINESS

          The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter shall properly come before the meeting, the proxyholder named in the proxy accompanying this statement will have discretionary authority to vote all proxies in accordance with his best judgment.

                                   By Order of the Board of Directors,


                                   /s/ Vinit Saxena
                                   Vinit Saxena
                                   Chief Executive Officer
                                   and Chairman of the Board

     June 14, 1996
     Hayward, California

                                   EXHIBIT A
                              SEPRAGEN CORPORATION

                             1996 STOCK OPTION PLAN

        1.   Purpose.

        The purpose of this plan (the "Plan") is to secure for Sepragen Corporation (the "Company") and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

        2.   Type of Options and Administration.

             (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

             (b) Administration. The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The delegation of powers to the Committee shall be consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")). The Committee may in its sole discretion grant options to purchase shares of the Company's Class A Common Stock ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Committee shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

             (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, subject to the last sentence of Section 3(b), and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

        3.   Eligibility.

             (a) General. Options may be granted to persons who are, at the time of grant, employees, officers or directors of, or consultants or advisors to, the Company provided, that Incentive Stock Options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

             (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Company under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board of Directors, of which all members shall be "disinterested persons" (as hereinafter defined), (ii) by a committee consisting of two or more directors having full authority to act in the matter, each of whom shall be a "disinterested persons or (iii) pursuant to provisions for automatic grants set forth in Section 3(c) below. For the purposes of the Plan, a director shall be deemed to be a "disinterested person" only if such person qualifies as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time. If at least two of the members of the Board of Directors do not qualify as a "disinterested person" within the meaning of Rule 16b-3, as such term is interpreted from time to time, then the granting of options to officers and directors who are Reporting Persons under the Plan shall not be determined in accordance with this Section 3(b) but shall be determined in accordance with the other provisions of the Plan.

             (c) Officer's and Director's Options. A maximum of 100,000 option shares may be granted to directors or executive officers under this plan.

        4.   Stock Subject to Plan.

        The stock subject to options granted under the Plan shall be shares of authorized but unissued Class A Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Class A Common Stock of the Company which may be issued and sold under the Plan is 250,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

        5.   Forms of Option Agreements.

        As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

        6.   Purchase Price.

             (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

             (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

        7.   Option Period.

        Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

        8.   Exercise of Options.

        Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

        9.   Non-transferability of Option.

        No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Company or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified in the option agreement, by his executors or administrators to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d).

        10.  Effect of Termination of Employment or Other Relationship

        Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option at any time within three (3) months following the termination of the optionee's employment or other relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

        11.  Incentive Stock Option.

        Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

             (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

             (b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  i. The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                  ii. the option exercise period shall not exceed five years from the date of grant.

             (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

             (d) Termination of Employment. Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                  i. an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                  ii. if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                  iii. if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

        For all purposes of the Plan and any option granted hereunder, "Unemployment" shall be defined in accordance with the provisions of
   Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

        12.  Additional Provisions.

             (a) Additional Option Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to options upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

             (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 (if applicable).

        13.  General Restrictions.

             (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

             (b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

        14.  Rights as a Shareholder.

        The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        15. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

             (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

             (b) Reorganization, Merger and Related Transactions. If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

             (c) Board Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

        16.  Merger, Consolidation, Asset Sale, Liquidation, etc.

             (a) General. In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the options, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price), make or provide for a cash payment to the options equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

             (b) Substitute Options. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

        17.  No Special Employment Rights.

        Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

        18.  Other Employee Benefits.

        Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

        19.  Amendment of the Plan.

             (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

             (b) The modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

        20.  Withholding.

             (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

             (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee
   (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were issued to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

             (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

        21.  Cancellation and New Grant of Options, Etc.

        The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected options, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution there for of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

        22.  Effective Date and Duration of the Plan.

             (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

             (b)  Termination.  Unless sooner terminated in accordance with
   Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

        23.  Provision for Foreign Participants.

        The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        24.  Governing Law.

        The provisions of this Plan shall be governed and construed in accordance with the laws of the State of California.

        Adopted by the Board of Directors on May 15, 1996.